UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2016

ARC LOGISTICS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36168	36-4767846
(Commission File Number)	(IRS Employer Identification No.)

725 Fifth Avenue, 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 993-1290

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 12, 2016, management of Arc Logistics Partners LP (the “Partnership”) will participate in the UBS annual MLP One-on-One Conference in Park City, Utah and will conduct investor meetings throughout the conference. On January 12, 2016, the Partnership posted the investor presentation associated with this event on the Investors page of its website, www.arcxlp.com. A copy of this presentation is furnished and attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information provided in this Item 7.01 (including the presentation furnished as Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1    Investor Presentation dated January 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC LOGISTICS PARTNERS LP

	By:	ARC LOGISTICS GP LLC, its General Partner

Date: January 12, 2016	By:	/s/ Vincent T. Cubbage
	Name:	Vincent T. Cubbage
	Title:	Chief Executive Officer

3